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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


        Date of Report (date of earliest event reported): October 3, 1997





                            CarrAmerica Realty, L.P.
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             (Exact name of registrant as specified in its charter)



         Delaware                      000-22741                  52-1976308
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(State or other jurisdiction         (Commission              (IRS Employer
   of incorporation)                   File No.)             Identification No.)



             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500




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                                    FORM 8-K


ITEM 1.            Changes in Control of Registrant.

          Not applicable.

ITEM 2.            Acquisition or Disposition of Assets.

          Not applicable.

ITEM 3.            Bankruptcy or Receivership.

          Not applicable.

ITEM 4.            Changes in Registrant's Certifying Accountant.

          Not applicable.

ITEM 5.            Other Events.

          On October 3, 1997, the Partnership disposed of its interest in the First State Bank Tower, an office building with approximately 261,000 rentable square feet, located in downtown Austin, Texas (the "Property"). The Partnership acquired the Property on August 2, 1996 for approximately $22.0 million which was financed through the assumption of $9.7 million in debt and the payment of $12.3 million in cash. The property was sold for $25.6 million and the proceeds from this sale will be used to repay indebtedness and to acquire additional properties. The pro forma financial information included in the Partnerhsip's Form 10/A (File No. 0-22741) contemplated the disposition of this property on the terms set forth above.

          On October 6, 1997, the Partnership acquired 2600 West Olive in Burbank, California from 2600 West Olive Partnership, Ltd. for a purchase price of approximately $28.5 million. The acquisition was completed through the assumption of $19.4 million in debt, the issuance of $7.9 million in Partnership units and the payment of $1.2 million in cash. The building contains approximately 146,000 square feet. As of June 30, 1997, 100% of the rentable square feet of 2600 West Olive was leased. Historical summaries of operating revenue and expenses for this property were included in the Partnership's Form 10/A (File No. 0-22741) filed on October 1, 1997. The pro forma financial information included in the Partnership's Form 10/A contemplated the acquisition of this property on the terms set forth above.


ITEM 6.            Resignations of Registrant's Directors.

          Not applicable.

ITEM 7.            Financial Statements and Exhibits.

          Not applicable.

ITEM 8.            Change in Fiscal Year.

          Not applicable.


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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  October 20, 1997



                         CARRAMERICA REALTY CORPORATION



                                              By:      /s/ Brian K. Fields
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                                                       Brian K. Fields
                                                       Chief Financial Officer